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                                                    Exhibit 14(c)

                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 12, 2000, on the March 31, 2000 financial statements of the S&P 500 Index Fund of the SEI Index Funds, and to all references to our firm included in or made part of Galaxy II' Form N-14 Registration Statement.

Philadelphia, PA                                    /s/Arthur Andersen LLP
May 14, 2001